UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant To

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2013 (May 15, 2013)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 15, 2013, the stockholders of Tenneco Inc. (the “Company”) approved the Amended and Restated Tenneco Inc. 2006 Long-Term Incentive Plan (the “Plan”). The Company’s board of directors previously adopted the amendment and restatement of the Plan on March 20, 2013 subject to stockholder approval. The key modifications to the Plan were as follows:

•	extension of the term of the Plan by ten years to March 20, 2023 and an increase in the number of shares of common stock available for issuance under the Plan by 3,500,000;

•	an increase in the multiplier used for share counting purposes in the case of “full value awards” (such as restricted stock) granted under the Plan to 1.49 for future awards;

•	expansion of the ability to grant performance-based awards, including cash-incentive awards, under the Plan;

•

an update of the limitations applicable on individual grants for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and to expand the performance measures on which Code Section 162(m) performance-based compensation may be based;

•	amendment of the Plan provisions limiting repricing of stock options and stock appreciation rights to further restrict the ability to reprice or substitute such awards;

•	modification of share counting and share recycling provisions to reflect changes in the multiplier used for full value awards and simplification of the related provisions in limited respects;

•

expansion of the type of “full value awards” that may be granted under the Plan to include any grant of common stock or a right to receive common stock in the future (including bonus stock, stock units, restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units); and

•	an increase in flexibility for grants of awards to eligible persons outside the United States.

For a description of the Plan (which reflects the increase in shares reserved under the Plan as well as other amendments to the Plan that were previously adopted by the Company’s board of directors), see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2013, which is included as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Plan (including the amendments) was attached as Appendix A to the Proxy Statement and is included as Exhibit 10.2 to this report and is incorporated herein by reference.

The Company is also filing as Exhibits 10.3 and 10.4 to this Form 8-K a revised form of restricted stock award for employees and stock option agreement for employees, in each case under the Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Description of the Amended and Restated Tenneco Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Item 3 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2013).

10.2	Amended and Restated Tenneco Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2013).

10.3	Form of Restricted Stock Award Agreement for Employees.

10.4	Form of Stock Option Award Agreement for Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: May 21, 2013	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel and Corporate Secretary